LIMITED CONSENT

THIS LIMITED CONSENT (this “Limited Consent”) is made as of January 31, 2023, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), Cantor Fitzgerald Securities (the “Agent”), as Agent under the Loan Agreement (as such terms are defined below), and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, reference is made to that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, and that certain Amendment Number Two to Loan and Security Agreement, dated as of September 30, 2022, and as may be further amended from time to time, the “Loan Agreement”), by and among the Borrower, Vertex Energy, Inc., a Nevada corporation (“Parent”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent;

WHEREAS, on May 26, 2022, each of Vertex Refining OH, LLC, an Ohio limited liability company (“Vertex Ohio”) and HPRM LLC, a Delaware limited liability company (“HPRM”), executed a Guarantor Joinder to the Loan Agreement (the “Guarantor Joinder”), as Subsidiary Guarantors;

WHEREAS, on May 26, 2022, each of Vertex Ohio and HPRM, executed a Collateral and Pledge Agreement (the “Collateral and Pledge Agreement”), as Pledgors;

WHEREAS, Parent intends to dispose of its used motor oil refinery and business and certain related assets, primarily located in Columbus, Ohio, owned by Vertex Ohio (the “Heartland Business”) pursuant to a transaction whereby Parent’s subsidiary HPRM would sell 100% of the equity interests in Vertex Ohio to an unrelated third party pursuant to a Sale and Purchase Agreement, to be entered into on or about December 27, 2022, by and between HPRM, Vertex Energy Operating, LLC, the Buyer (as defined therein, the “Buyer”) and GFL Environmental Inc. (as amended or otherwise modified from time to time, the “Sale and Purchase Agreement”).

WHEREAS, such disposition of the Heartland Business constitutes a Used Motor Oil Asset Divestiture and a Permitted Transfer as contemplated by Section 7.2 of the Loan Agreement;

WHEREAS, the transactions constituting the disposition of the Heartland Business are more fully described on Annex I attached hereto (collectively, the “Heartland Disposition”); and

WHEREAS, certain of the actions required under the Sale and Purchase Agreement are not permitted under the Loan Agreement as in effect on the date hereof and in furtherance of the foregoing, the Borrower has requested that the Lenders consent to the transactions as set forth in Annex II attached hereto (collectively, the “Specified Consents”).

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.    Limited Consent. In reliance upon the representations and warranties of each Loan Party set forth in Section 4 below, Agent and the undersigned Lenders, constituting the Required Lenders under the Loan Agreement, hereby consent to the Specified Consents. After giving effect to this Limited Consent, the actions enumerated in the Specified Consents with respect to the Heartland Disposition and the Sale and Purchase Agreement shall not constitute a “Change of Control” or a Default under the Loan Agreement. The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

2.    Conditions Precedent to Limited Consent. The satisfaction (or waiver in writing by Agent (at the direction of the Required Lenders) or the Required Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

(a) The Agent and the Lenders shall have received this Limited Consent, duly executed by the parties hereto; and

(b) The Borrower shall have reimbursed the Agent for all reasonable and documented fees, costs and expenses incurred through the Consent Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Limited Consent).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Limited Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Consent Effective Date specifying its objection thereto.

3.    Representations and Warranties. In order to induce Agent and the Required Lenders to enter into this Limited Consent, Parent and Borrower each hereby represents and warrants to Agent and the Required Lenders that:

(a) the disposition of assets pursuant to the Heartland Disposition constitutes a Used Motor Oil Asset Divestiture and is a Permitted Transfer as contemplated by Section 7.2 of the Loan Agreement.

(b) each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent, the Heartland Disposition and other transactions contemplated hereby and the other documents executed in connection with this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;

(c) on and immediately prior to the date hereof and immediately after giving effect to the Heartland Disposition and this Limited Consent, no Default or Event of Default will have occurred and be continuing; and

(d) on and immediately prior to the date hereof and immediately after giving effect to the Heartland Disposition and this Limited Consent, the Loan Parties, individually and collectively, are not Insolvent.

4.    GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

5.    Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.

6.    Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

7.    Lien Release. In furtherance of the transactions described herein, after (x) the Agent’s receipt of an Officer’s Certificate of a Responsible Officer of the Borrower stating that the Heartland Disposition transaction has closed in accordance with the terms set forth in this Consent and (y) the satisfaction of the conditions precedent in Section 2 hereof, each of the undersigned Lenders constituting the Required Lenders hereby directs and consents to (x) the Agent’s execution of the Guarantee and Partial Lien Release Acknowledgment attached hereto as Exhibit A and any other release documentation requested by the Borrower required to effectuate the Heartland Disposition, including the release of the mortgage on real property owned by Vertex Ohio, an amendment to the Bank of America Control Agreement to remove deposit accounts owned by Vertex Ohio and (y) the Agent’s filing of a UCC-3 termination statement with respect to its Lien on Vertex Ohio and a UCC-3 amendment statement to release its Lien on the Equity Interests in Vertex Ohio owned by HPRM.

8.    Agent. The Agent has executed this Limited Consent as directed under and in accordance with the Loan Agreement and will perform this Limited Consent solely in its capacity as Agent hereunder, and not individually. In performing under this Limited Consent, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders, constituting the Required Lenders hereby directs and consents to the Agent’s execution of this Limited Consent.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Limited Consent as of the date and year first above written.

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ Gary J. Cocco
	Name:	Gary J. Cocco
	Title:	Assistant General Counsel

WHITEBOX MULTI-STRATEGY PARTNERS, LP, as one of the Required Lenders

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX RELATIVE VALUE PARTNERS, LP, as one of the Required Lenders

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX GT FUND, LP, as one of the Required Lenders

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

PANDORA SELECT PARTNERS, LP, as one of the Required Lenders

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P., as one of the Required Lender

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director, Co-Chief Investment Officer

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND
MASTER LP, as one of the Required Lenders

By:	BlackRock Financial Management, Inc.,
its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II Aggregator 2 L.P., as one of the Required Lenders
By:	BlackRock Financial Management, Inc.,
its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

CHAMBERS ENERGY CAPITAL IV, LP, as one of the Required Lenders

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Partner

CROWDOUT CAPITAL LLC, as one of the Required Lenders

By:	/s/ Alexander Schoenbaum
	Name:	Alexander Schoenbaum
	Title:	Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC, as one of the Required Lenders

By:	/s/ Alexander Schoenbaum
	Name:	Alexander Schoenbaum
	Title:	Managing Member

Acknowledged and Agreed:

VERTEX REFINING ALABAMA LLC By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cow Title: President & Chief Executive Of
VERTEX ENERGY, INC. By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cow Title: President & Chief Executive Of